Fair Value Measurements	12 Months Ended
Sep. 30, 2014
Fair Value Disclosures [Abstract]
Fair Value Measurements

11. Fair Value Measurements.

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. Level 1 means the use of quoted prices in active markets for identical assets or liabilities. Level 2 means the use of values that are derived principally from or corroborated by observable market data. Level 3 means the use of inputs are those that are unobservable and significant to the overall fair value measurement.

As of September 30, 2014 the Company had no assets or liabilities measured at fair value on a recurring or non-recurring basis. At September 30, 2014 and 2013, the carrying amount reported in the consolidated balance sheets for cash and cash equivalents, short-term notes payable and revolving credit approximate their fair value based upon the short-term nature of these items.

The fair values of the Company’s other mortgage notes payable were estimated based on current rates available to the Company for debt of the same remaining maturities. At September 30, 2014, the carrying amount and fair value of such other long-term debt was $63,238,000 and $67,081,000, respectively. At September 30, 2013, the carrying amount and fair value of such other long-term debt was $49,904,000 and $53,252,000, respectively.